UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21977

                         Invesco Exchange-Traded Fund Trust II

(Exact name of registrant as specified in charter)

3500 Lacey Road

                             Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

                             Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

October 31, 2018

YAO	Invesco China All-Cap ETF
CQQQ	Invesco China Technology ETF
CGW	Invesco S&P Global Water Index ETF

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for US equities. The fiscal year began in the final months of 2017 with several major US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility.

Stock market euphoria continued in January 2018 as US equity markets steadily moved higher. Investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock markets to pull back and volatility to increase.

US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility markedly rose in the final month of the fiscal year. US equity markets suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the market and U.S. treasuries.

Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the fiscal year: in December 2017 and in March, June and September 2018.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

[1]	Source: US Federal Reserve

Global Equity

The fiscal year proved to be an increasingly volatile time for global equities. The fiscal year began in the final months of 2017 with several US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility. Despite a sharp uptick in volatility, particularly in October 2018, US markets, in general, still produced positive returns for the fiscal year. International markets, however, were meaningfully less robust, many experiencing flat to negative results for the fiscal year. This divergence between the US and other markets could be attributed to the strength of the US economy and the widely-held belief that the US could win trade wars with other countries.

At the beginning of 2018, markets saw significant turbulence in late January and early February, when stocks were whipsawed—first by concerns about accelerated US Federal Reserve (the Fed) tightening and then, later in the year, by fears of brewing trade wars and geopolitical tensions. After a relatively quiet summer, market volatility markedly rose again in the final month of the fiscal year. Global equity markets (particularly the US) suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy.

Global economic growth, in general, was solid despite weakness in emerging markets. During the fiscal year, emerging markets were impacted by both country-specific issues, as well as, more generalized pressure resulting from the Fed’s tightening policy. In this environment, economic growth unsurprisingly slowed in emerging markets. Within the eurozone, economic growth accelerated, although there was divergence among countries. In Japan, economic growth improved over the latter part of the fiscal year. The US experienced strong growth during the fiscal year due to robust consumer and business spending. In addition, unemployment rates remained low, job creation was strong and inflation remained relatively controlled.

At the close of the fiscal year, equity valuations in developed and emerging markets appeared relatively full in absolute terms—but overseas equity markets were trading at a material discount to those of the US. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-US developed markets.

3

YAO	Manager’s Analysis
Invesco China All-Cap ETF (YAO)

As an index fund, the Invesco China All-Cap ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the AlphaShares China All Cap Index (the “Index”). The Fund will invest at least 90% of its total assets in common stocks, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs and IDRs included in the Index).

The Index is designed to measure and monitor the performance of the investable universe of publicly traded companies based in mainland China (as classified by the S&P BMI Country Code classification system). The Index was created by AlphaShares, LLC (the “Index Provider”) and is maintained by Standard & Poor’s. The Index includes equity securities of companies of all categories of market capitalizations, as defined by the Index Provider (subject to a minimum float-adjusted capitalization of U.S. $400 million). The Index may include Hong Kong listed securities, including China H-shares and Red Chip shares. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-Shares, which are issued by companies based in mainland China and listed on the NYSE Arca, Inc. or The NASDAQ Stock Market. The Index does not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in fiscal year end for the Fund from August 31 to October 31. For the fiscal period from September 1, 2018 to October 31, 2018, on a market price basis, the Fund returned (10.77)%. On a net asset value (“NAV”) basis, the Fund returned (10.97)%. During the same time period, the Index returned (11.05)%. During the fiscal period, the Fund’s performance, on a NAV basis, outperformed the Index primarily due to underweight allocation to the information technology sector.

During this same time period, the MSCI China Index (Net) (the “Benchmark Index”) returned (12.71)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 460 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the Chinese equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal period ended October 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the information technology sector.

For the fiscal period ended October 31, 2018, the information technology sector contributed most significantly to the Fund’s return. The consumer discretionary and real estate sectors were the greatest detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2018, included Bank of Communications Co., Ltd. a financials company (portfolio average weight of 1.37%), and Netease, Inc., a communication services company (portfolio average weight of 1.30%). Positions that detracted most significantly from the Fund’s return during this period included Alibaba Group Holdings Ltd., a consumer discretionary company (portfolio average weight of 5.32%), and Tencent Holdings Ltd., a communication services company (portfolio average weight of 3.94%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Financials	28.3
Communication Services	18.0
Consumer Discretionary	16.2
Industrials	6.9
Energy	6.8
Real Estate	6.8
Health Care	4.4
Consumer Staples	3.7
Information Technology	3.1
Utilities	3.1
Materials	2.7
Money Market Fund Plus Other Assets Less Liabilities	0.0

4

Invesco China All-Cap ETF (YAO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
China Construction Bank Corp., H-Shares	5.4
Alibaba Group Holding Ltd. ADR	5.3
Baidu, Inc. ADR	4.5
Industrial & Commercial Bank of China Ltd., H-Shares	4.5
China Mobile Ltd.	4.4
Ping An Insurance Group Co. of China Ltd., H-Shares	4.1
Tencent Holdings Ltd.	3.9
Bank of China Ltd., H-Shares	2.8
CNOOC Ltd.	2.4
China Petroleum & Chemical Corp. (Sinopec), H-Shares	1.8
Total	39.1

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
AlphaShares China All Cap Index	(14.20)%	6.00%	19.11%	4.38%	23.92%	4.08%	43.54%
MSCI China Index (Net)	(16.73)	6.05	19.27	4.74	26.03	3.47	36.08
Fund
NAV Return	(14.81)	5.17	16.32	3.98	21.53	3.73	39.21
Market Price Return	(13.81)	5.19	16.38	3.98	21.57	3.72	39.02

5

Invesco China All-Cap ETF (YAO) (continued)

Guggenheim China All-Cap ETF (the “Predecessor Fund”) Inception: October 19, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.70% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

6

CQQQ	Manager’s Analysis
Invesco China Technology ETF (CQQQ)

As an index fund, the Invesco China Technology ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of an equity index called the AlphaShares China Technology Index (the “Index”). The Fund will invest at least 90% of its total assets in common stocks, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs and IDRs included in the Index).

The Index is designed to measure and monitor the performance of the universe of publicly traded companies which are based in mainland China, Hong Kong or Macau (as classified by the S&P BMI Country Code classification system), are in the Information Technology Sector, as defined by S&P Global Industry Classification Standard (“GICS”) and are open to foreign investment. The Index was created by AlphaShares, LLC (the “Index Provider”) and is maintained by Standard & Poor’s. The Index includes equity securities of companies of all categories of market capitalizations, as defined by the Index Provider (subject to a minimum float-adjusted capitalization of U.S. $150 million). The Index may include Hong Kong listed securities, including China H-shares and Red Chip shares. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-Shares, which are issued by companies based in mainland China and listed on the NYSE Arca, Inc. or The NASDAQ Stock Market. The Index does not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in fiscal year end for the Fund from August 31 to October 31. For the fiscal period from September 1, 2018 to October 31, 2018, on a market price basis, the Fund returned (17.32)%. On a net asset value (“NAV”) basis, the Fund returned (17.78)%. During the same time period, the Index returned (17.68)%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the MSCI China Index (Net) (the “Benchmark Index”) returned (12.71)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 460 securities. The

Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the Chinese equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the internet software & services sub-industry and most underweight in the diversified banks sub-industry during the fiscal period ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the internet software & services and electronic components sub-industries.

For the fiscal period ended October 31, 2018, the internet software & services sub-industry detracted most significantly from the Fund’s return, followed by the electronic components sub-industry. There were no contributing sub-industries during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2018, included NetEase, Inc. ADR, an entertainment company (portfolio average weight of 7.71%), and 21Vianet Group, Inc. ADR Class A, an IT services company (portfolio average weight of 0.54%). Positions that detracted most significantly from the Fund’s return during this period included Tencent Holdings Ltd., an interactive media & services company (portfolio average weight of 9.89%), and Alibaba Group Holding Ltd. ADR, an internet & direct marketing retail company (portfolio average weight of 9.77%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Interactive Media & Services	41.6
Electronic Equipment, Instruments & Components	12.9
Internet & Direct Marketing Retail	11.1
Entertainment	9.3
Semiconductors & Semiconductor Equipment	6.8
IT Services	6.2
Technology Hardware, Storage & Peripherals	5.5
Software	3.1
Industry Types Each Less Than 3%	3.4
Money Market Funds Plus Other Assets Less Liabilities	0.1

7

Invesco China Technology ETF (CQQQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Alibaba Group Holding Ltd. ADR	10.1
Tencent Holdings Ltd.	9.5
Baidu, Inc. ADR	8.4
NetEase, Inc. ADR	8.3
58.com, Inc., Class A ADR	4.7
Momo, Inc., Class A ADR	4.2
Autohome, Inc., Class A ADR	3.5
SINA Corp.	3.5
Lenovo Group Ltd.	3.5
Sunny Optical Technology Group Co. Ltd.	3.4
Total	59.1

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
AlphaShares China Technology Index	(30.06)%	6.73%	21.59%	5.09%	28.15%	7.04%	83.11%
MSCI China Index (Net)	(16.73)	6.05	19.27	4.74	26.03	3.25	32.92
Fund
NAV Return	(30.46)	6.22	19.85	5.31	29.52	6.96	81.90
Market Price Return	(30.03)	6.57	21.02	5.59	31.23	7.03	83.06

8

Invesco China Technology ETF (CQQQ) (continued)

Guggenheim China Technology ETF (the “Predecessor Fund”) Inception: December 08, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.70% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

9

CGW	Manager’s Analysis
Invesco S&P Global Water Index ETF (CGW)

As an index fund, the Invesco S&P Global Water Index ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P Global Water Index (the “Index”). The Fund will invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The depositary receipts included in the Index may be sponsored or unsponsored.

The Index is comprised of 50 equity securities selected, based on investment and other criteria, from a universe of companies listed on global developed market exchanges. Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“S&P”), generally defines “developed markets” as the capital markets of those countries with high levels of per capita income and strict market regulation resulting in greater transparency. Specifically, all or any subset of the following countries/regions are currently considered to be developed markets—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, the United Kingdom and the United States. The universe of companies includes all companies classified by Standard & Poor’s Global Industry Classifications as being associated (in a manner representing a major component of such companies’ business) with the global demand for water, including water utilities, infrastructure, equipment, instruments and materials. Total market capitalization and float-adjusted market capitalization of securities in the Index must be at least $250 million and $100 million, respectively, at the time of each reconstitution, which includes small-, mid-, and large-capitalization securities as defined by S&P. The companies in the universe are selected using criteria as identified by S&P. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in fiscal year end for the Fund from August 31 to October 31. For the fiscal period from September 1, 2018 to October 31, 2018, on a market price basis, the Fund returned (8.40)%. On a net asset value (“NAV”) basis, the Fund returned (8.39)%. During the same time period, the Index returned (8.34)%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (7.16)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 920 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the water utilities sub-industry and most underweight in the diversified banks sub-industry during the fiscal period ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the industrial machinery sub-industry.

For the fiscal period ended October 31, 2018, the construction materials sub-industry detracted most significantly from the Fund’s return, followed by the commodity chemicals and oil & gas equipment & services sub-industries, respectively. There were no contributing sub-industries during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2018, included Companhia de Saneamento Basico do Estado de Sao Paulo SABESP ADR, a water utilities company (portfolio average weight of 1.35%), and American Water Works Company, a water utilities company (portfolio average weight of 9.49%). Positions that detracted most significantly from the Fund’s return during this period included IDEX Corp., an industrial machinery company (portfolio average weight of 5.11%), and Xylem Inc., an industrial machinery company (portfolio average weight of 6.37%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Water Utilities	34.4
Machinery	29.5
Multi-Utilities	12.2
Building Products	6.6
Health Care Equipment & Supplies	5.0
Electronic Equipment, Instruments & Components	4.2
Industry Types Each Less Than 3%	7.9
Money Market Fund Plus Other Assets Less Liabilities	0.2

10

Invesco S&P Global Water Index ETF (CGW) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
American Water Works Co., Inc.	9.7
Xylem, Inc.	6.3
Veolia Environnement SA	5.2
Danaher Corp.	5.0
IDEX Corp.	4.7
Geberit AG	4.7
Alfa Laval AB	4.1
United Utilities Group PLC	3.9
Suez	3.7
Aqua America, Inc.	3.5
Total	50.8

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P Global Water Index	(6.20)%	6.47%	20.68%	5.98%	33.67%	10.28%	166.04%	5.00%	74.98%
MSCI EAFE® Index (Net)	(6.85)	3.62	11.27	2.02	10.52	6.89	94.73	0.98	11.82
MSCI World Index (Net)	1.16	7.91	25.67	6.81	38.98	10.02	159.91	4.23	60.84
Fund
NAV Return	(6.50)	6.22	19.84	5.70	31.93	9.90	156.91	4.54	66.38
Market Price Return	(6.57)	6.20	19.79	5.66	31.72	10.05	160.56	4.53	66.09

11

Invesco S&P Global Water Index ETF (CGW) (continued)

Guggenheim S&P Global Water Index ETF (the “Predecessor Fund”) Inception: May 14, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-

The Fund has elected to use the MSCI EAFE® Index to represent its broad-based index rather than the MSCI World Index because the MSCI EAFE® Index more closely reflects the performance of the types of securities in which the Fund invests.

-	Net returns reflect reinvested dividends net of withholding taxes.

12

Schedule of Investments(a)

Invesco China All-Cap ETF (YAO)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—18.0%
1,553	58.com, Inc., Class A ADR (China)(b)	$101,861
220,000	Alibaba Pictures Group Ltd. (Hong Kong)(b)	30,308
966	Autohome, Inc., Class A ADR (China)(c)	69,919
4,827	Baidu, Inc. ADR (China)(b)	917,420
642	Bitauto Holdings Ltd. ADR (China)(b)(c)	12,262
273	Changyou.com Ltd., Class A ADR (China)	3,653
41,993	China Communications Services Corp. Ltd., H-Shares (China)	33,961
95,951	China Mobile Ltd. (China)	897,162
239,981	China Telecom Corp. Ltd., H-Shares (China)	113,265
101,995	China Unicom Hong Kong Ltd. (China)	105,906
3,131	Fang Holdings Ltd. ADR (China)(b)	6,356
2,450	Momo, Inc., Class A ADR (China)(b)	82,246
4,500	NetDragon Websoft Holdings Ltd. (Hong Kong)	7,956
1,273	NetEase, Inc. ADR (China)	264,593
1,088	SINA Corp. (China)(b)	68,881
536	Sohu.com Ltd. ADR (China)(b)	9,686
23,442	Tencent Holdings Ltd. (China)	798,405
1,092	Weibo Corp., Class A ADR (China)(b)	64,439
836	YY, Inc., Class A ADR (China)(b)	53,420

		3,641,699

	Consumer Discretionary—16.2%
7,582	Alibaba Group Holding Ltd. ADR (China)(b)	1,078,767
15,000	ANTA Sports Products Ltd. (China)	61,612
27,453	BAIC Motor Corp. Ltd., H-Shares (China)(d)	15,408
508	Baozun, Inc. ADR (China)(b)(c)	20,223
49,996	Brilliance China Automotive Holdings Ltd. (China)	43,622
10,500	BYD Co. Ltd., H-Shares (China)(c)	68,041
58,000	China Dongxiang Group Co. Ltd. (China)	8,952
54,000	China First Capital Group Ltd. (Hong Kong)(b)	21,767
24,000	China Maple Leaf Educational Systems Ltd. (China)	10,348
35,999	China Travel International Investment Hong Kong Ltd. (China)	9,643
21,000	China Yongda Automobiles Services Holdings Ltd. (China)	11,224
19,500	China ZhengTong Auto Services Holdings Ltd. (China)	9,303
6,604	Ctrip.com International Ltd. ADR (China)(b)	219,781
46,000	Dongfeng Motor Group Co. Ltd., H-Shares (China)	45,299
18,000	Fu Shou Yuan International Group Ltd. (China)	13,800
8,863	Fuyao Glass Industry Group Co. Ltd., H-Shares (China)(d)	26,173
96,993	Geely Automobile Holdings Ltd. (China)	185,588
8,000	Golden Eagle Retail Group Ltd. (China)	8,286
198,991	GOME Retail Holdings Ltd. (China)(b)	19,799
54,000	Great Wall Motor Co. Ltd., H-Shares (China)	31,962
48,398	Guangzhou Automobile Group Co. Ltd., H-Shares (China)	48,957
22,000	Haier Electronics Group Co. Ltd. (Hong Kong)(b)	45,968
1,815	Huazhu Group Ltd. ADR (China)	47,480
860,000	Imperial Pacific International Holdings Ltd. (Hong Kong)(b)	6,692
14,238	JD.com, Inc., Class A ADR (China)(b)	334,878
29,500	Li Ning Co. Ltd. (China)(b)	27,621

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
12,000	Minth Group Ltd. (China)	$38,881
2,025	New Oriental Education & Technology Group, Inc. ADR (China)(b)	118,483
8,000	Q Technology Group Co. Ltd. (China)	3,786
12,999	Shenzhou International Group Holdings Ltd. (China)	143,597
33,999	Skyworth Digital Holdings Ltd. (Hong Kong)	7,850
6,146	TAL Education Group ADR (China)(b)	178,111
12,000	Tianneng Power International Ltd. (China)	9,598
1,393	Tuniu Corp., Class A ADR (China)(b)	8,859
7,182	Vipshop Holdings Ltd., Class A ADR (China)(b)	34,905
28,000	Virscend Education Co. Ltd. (China)(d)	15,966
43,999	Xinyi Glass Holdings Ltd. (Hong Kong)	43,553
6,631	Yum China Holdings, Inc. (China)	239,246
8,500	Zhongsheng Group Holdings Ltd. (China)	15,505

		3,279,534

	Consumer Staples—3.7%
105,993	C.P. Pokphand Co. Ltd. (Hong Kong)	9,194
37,999	China Agri-Industries Holdings Ltd. (China)	12,700
59,000	China Huishan Dairy Holdings Co. Ltd. (China)(b)(e)	0
46,998	China Mengniu Dairy Co. Ltd. (China)(b)	138,487
45,989	China Modern Dairy Holdings Ltd. (China)(b)	5,749
24,000	China Resources Beer Holdings Co. Ltd. (China)	83,425
68,000	China Shengmu Organic Milk Ltd. (China)(b)(d)	2,732
35,500	Dali Foods Group Co. Ltd. (China)(d)	25,359
3,500	Health and Happiness H&H International Holdings Ltd. (China)(b)	19,912
13,001	Hengan International Group Co. Ltd. (China)	102,988
37,999	Sun Art Retail Group Ltd. (Hong Kong)	41,540
30,000	Tibet Water Resources Ltd. (Hong Kong)(b)	8,457
31,999	Tingyi Cayman Islands Holding Corp. (China)	47,349
5,928	Tsingtao Brewery Co. Ltd., H-Shares (China)	23,404
23,000	Uni-President China Holdings Ltd. (China)	22,327
5,000	Vinda International Holdings Ltd. (Hong Kong)	7,131
109,993	Want Want China Holdings Ltd. (China)	78,572
162,500	WH Group Ltd. (Hong Kong)(d)	113,800
10,500	Zhou Hei Ya International Holdings Co. Ltd. (China)(b)(d)	5,398

		748,524

	Energy—6.8%
35,993	China Coal Energy Co. Ltd., H-Shares (China)	16,115
31,999	China Oilfield Services Ltd., H-Shares (China)	30,001
443,183	China Petroleum & Chemical Corp. (Sinopec), H-Shares (China)	359,548
58,996	China Shenhua Energy Co. Ltd., H-Shares (China)	133,654
278,990	CNOOC Ltd. (China)	479,017
59,994	Kunlun Energy Co. Ltd. (China)	68,111
365,986	PetroChina Co. Ltd., H-Shares (China)	267,975
18,000	Sinopec Kantons Holdings Ltd. (China)	7,325
29,999	Yanzhou Coal Mining Co. Ltd., H-Shares (China)	28,356

		1,390,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco China All-Cap ETF (YAO) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials—28.3%
488,982	Agricultural Bank of China Ltd., H-Shares (China)	$214,570
1,322,466	Bank of China Ltd., H-Shares (China)	563,441
369,993	Bank of Communications Co. Ltd., H-Shares (China)	277,516
20,000	Central China Securities Co. Ltd., H-Shares (China)(d)	4,796
153,000	China Cinda Asset Management Co. Ltd., H-Shares (China)	37,472
200,993	China CITIC Bank Corp. Ltd., H-Shares (China)	124,348
1,384,219	China Construction Bank Corp., H-Shares (China)	1,098,278
14,000	China Everbright Ltd. (China)	24,752
61,000	China Galaxy Securities Co. Ltd., H-Shares (China)	30,658
156,000	China Huarong Asset Management Co. Ltd., H-Shares (China)(d)	28,257
17,200	China International Capital Corp. Ltd., H-Shares (China)(d)	28,259
128,995	China Life Insurance Co. Ltd., H-Shares (China)	257,022
65,493	China Merchants Bank Co. Ltd., H-Shares (China)	252,301
14,800	China Merchants Securities Co. Ltd., H-Shares (China)(d)	16,783
117,888	China Minsheng Banking Corp. Ltd., H-Shares (China)	86,919
170,000	China Minsheng Financial Holding Corp. Ltd. (Hong Kong)(b)	5,183
44,600	China Pacific Insurance (Group) Co. Ltd., H-Shares (China)	166,125
105,000	China Reinsurance Group Corp., H-Shares (China)	20,091
24,800	China Taiping Insurance Holdings Co. Ltd. (China)	82,884
238,515	Chong Sing Holdings Fintech GR (China)(b)	10,801
43,994	Chongqing Rural Commercial Bank Co. Ltd., H-Shares (China)	24,243
40,001	CITIC Securities Co. Ltd., H-Shares (China)	70,415
13,500	CSC Financial Co. Ltd., H-Shares (China)(d)	7,646
4,800	Everbright Securities Co. Ltd., H-Shares (China)(d)	4,206
716	Fanhua, Inc. ADR (China)	19,174
38,000	Far East Horizon Ltd. (China)	36,840
23,272	GF Securities Co. Ltd., H-Shares (China)	30,102
55,000	Guotai Junan International Holdings Ltd. (China)	9,963
9,400	Guotai Junan Securities Co. Ltd., H-Shares, Class H (China)(d)	19,809
55,200	Haitong Securities Co. Ltd., H-Shares (China)	55,556
27,927	Huatai Securities Co. Ltd., H-Shares (China)(d)	44,886
14,700	Huishang Bank Corp. Ltd., H-Shares (China)	6,338
1,356,126	Industrial & Commercial Bank of China Ltd., H-Shares (China)	916,839
13,800	New China Life Insurance Co. Ltd., H-Shares (China)	64,516
105	Noah Holdings Ltd. ADR (China)(b)	3,960
14,000	Orient Securities Co. Ltd., H-Shares (China)(d)	9,197
121,000	People’s Insurance Co. Group of China Ltd. (The), H-Shares (China)	49,392

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
119,992	PICC Property & Casualty Co. Ltd., H-Shares (China)	$116,328
87,652	Ping An Insurance Group Co. of China Ltd., H-Shares (China)	825,714
141,000	Postal Savings Bank of China Co. Ltd., H-Shares (China)(d)	84,175
10,318	Shengjing Bank Co. Ltd., H-Shares (China)(d)	4,541

		5,734,296

	Health Care—4.4%
11,454	3SBio, Inc. (China)(d)	16,627
860	BeiGene Ltd. ADR (China)(b)	108,308
36,000	China Animal Healthcare Ltd. (China)(b)(e)	0
501	China Biologic Products Holdings, Inc. (China)(b)	33,287
23,495	China Medical System Holdings Ltd. (China)	27,962
11,000	China Resources Medical Holdings Co. Ltd. (China)	7,563
28,000	China Resources Pharmaceutical Group Ltd. (China)(d)	41,075
82,000	CSPC Pharmaceutical Group Ltd. (China)	173,008
15,636	Genertec Universal Medical Group Co. Ltd. (China)(d)	12,147
16,000	Genscript Biotech Corp. (China)(b)	24,410
3,827	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H-Shares (China)	13,937
91,200	Hua Han Health Industry Holdings Ltd. (Hong Kong)(b)(e)	0
2,080	Livzon Pharmaceutical Group, Inc., H-Shares (China)	6,036
27,000	Luye Pharma Group Ltd. (China)(d)	20,837
8,000	Microport Scientific Corp. (China)	9,552
40,001	Shandong Weigao Group Medical Polymer Co. Ltd., H-Shares (China)	35,769
8,000	Shanghai Fosun Pharmaceutical Group Co. Ltd., H-Shares (China)	23,981
14,500	Shanghai Pharmaceuticals Holding Co. Ltd., H-Shares (China)	32,036
82,000	Sihuan Pharmaceutical Holdings Group Ltd. (China)	16,631
111,988	Sino Biopharmaceutical Ltd. (China)	100,426
20,801	Sinopharm Group Co. Ltd., H-Shares (China)	100,298
30,000	SSY Group Ltd. (Hong Kong)	25,219
10,000	Tong Ren Tang Technologies Co. Ltd., H-Shares (China)	14,312
7,500	Wuxi Biologics Cayman, Inc. (China)(b)(d)	53,432

		896,853

	Industrials—6.9%
395	51job, Inc. ADR (China)(b)	24,257
33,999	Air China Ltd., H-Shares (China)	27,366
46,999	AviChina Industry & Technology Co. Ltd., H-Shares (China)	31,295
24,000	Beijing Capital International Airport Co. Ltd., H-Shares (China)	25,992
6,818	CAR, Inc. (China)(b)	5,410
76,993	China Communications Construction Co. Ltd., H-Shares (China)	70,419
31,500	China Conch Venture Holdings Ltd. (China)	88,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco China All-Cap ETF (YAO) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
28,000	China Eastern Airlines Corp. Ltd., H-Shares (China)	$15,465
108,000	China Energy Engineering Corp. Ltd., H-Shares (China)	10,470
63,999	China Everbright International Ltd. (China)	51,023
7,000	China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)	6,527
8,900	China International Marine Containers Group Co. Ltd., H-Shares (China)	7,856
17,000	China Lesso Group Holdings Ltd. (China)	8,956
13,000	China Machinery Engineering Corp., H-Shares (China)	5,920
21,320	China Merchants Port Holdings Co. Ltd. (China)	36,279
32,499	China Railway Construction Corp. Ltd., H-Shares (China)	41,124
66,993	China Railway Group Ltd., H-Shares (China)	59,820
34,000	China Southern Airlines Co. Ltd., H-Shares (China)	18,389
29,999	China State Construction International Holdings Ltd. (China)	21,391
111,000	CITIC Ltd. (China)	166,513
65,990	COSCO SHIPPING Development Co. Ltd., H-Shares (China)(b)	6,734
22,000	COSCO SHIPPING Energy Transportation Co. Ltd., H-Shares (China)	12,039
45,000	COSCO SHIPPING Holdings Co. Ltd., H-Shares (China)(b)	16,073
30,000	COSCO SHIPPING Ports Ltd. (China)	30,615
71,000	CRRC Corp. Ltd., H-Shares (China)	62,311
126,884	Fullshare Holdings Ltd. (Hong Kong)(b)(c)	49,366
20,000	Greentown Service Group Co. Ltd. (China)	13,215
24,000	Guangshen Railway Co. Ltd., H-Shares (China)	8,970
11,000	Haitian International Holdings Ltd. (China)	21,468
22,000	Jiangsu Expressway Co. Ltd., H-Shares (China)	29,523
28,000	Lonking Holdings Ltd. (China)	6,286
49,000	Metallurgical Corp. of China Ltd., H-Shares (China)	11,876
19,000	Qingdao Port International Co. Ltd., H-Shares (China)(b)(d)	11,149
41,998	Shanghai Electric Group Co. Ltd., H-Shares (China)	13,661
8,000	Shanghai Industrial Holdings Ltd. (China)	16,818
12,000	Shenzhen Expressway Co. Ltd., H-Shares (China)	11,037
17,407	Shenzhen International Holdings Ltd. (China)	33,307
20,500	Sinopec Engineering Group Co. Ltd., H-Shares (China)	19,063
37,000	Sinotrans Ltd., H-Shares (China)	12,885
11,500	Sinotruk Hong Kong Ltd. (China)	16,518
22,000	SITC International Holdings Co. Ltd. (China)	16,164
33,600	Weichai Power Co. Ltd., H-Shares (China)	33,217
11,280	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares (China)	8,403
38,700	Yangzijiang Shipbuilding Holdings Ltd. (China)	34,653
23,999	Zhejiang Expressway Co. Ltd. H-Shares (China)	20,113

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
9,500	Zhuzhou CRRC Times Electric Co. Ltd., H-Shares (China)	$50,776
22,599	Zoomlion Heavy Industry Science and Technology Co. Ltd., H-Shares (China)	7,236
6,503	ZTO Express Cayman, Inc. ADR (China)	105,479

		1,401,827

	Information Technology—3.1%
12,482	AAC Technologies Holdings, Inc. (China)	94,976
48,000	AGTech Holdings Ltd. (Hong Kong)(b)	2,480
11,000	BYD Electronic International Co. Ltd. (China)	12,895
25,077	China Railway Signal & Communication Corp. Ltd., H-Shares (China)(d)	16,826
36,000	Chinasoft International Ltd. (China)(b)	21,124
18,000	Digital China Holdings Ltd. (Hong Kong)(b)	8,633
26,000	FIT Hon Teng Ltd. (Taiwan)(d)	10,746
214,995	GCL-Poly Energy Holdings Ltd. (China)(b)	12,753
950	Hollysys Automation Technologies Ltd. (China)	18,259
6,000	Hua Hong Semiconductor Ltd. (China)(d)	10,440
385	JinkoSolar Holding Co. Ltd. ADR (China)(b)(c)	3,103
11,300	Kingboard Holdings Ltd. (China)	30,270
13,500	Kingboard Laminates Holdings Ltd. (Hong Kong)	10,332
32,000	Kingdee International Software Group Co. Ltd. (China)	26,124
17,000	Kingsoft Corp. Ltd. (China)	24,071
9,550	Legend Holdings Corp., H-Shares (China)(d)	25,948
107,995	Lenovo Group Ltd. (China)	68,742
27,500	Meitu, Inc. (China)(b)(d)	14,347
53,692	Semiconductor Manufacturing International Corp. (China)(b)	44,313
11,570	Sunny Optical Technology Group Co. Ltd. (China)	100,360
16,000	TravelSky Technology Ltd., H-Shares (China)	38,778
48,000	Xinyi Solar Holdings Ltd. (China)	15,001
3,000	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., H-Shares (China)(d)	7,309
13,248	ZTE Corp. H-Shares (China)(b)	20,212

		638,042

	Materials—2.7%
67,994	Aluminum Corp. of China Ltd., H-Shares (China)(b)	24,632
18,000	Angang Steel Co. Ltd., H-Shares (China)	15,315
20,500	Anhui Conch Cement Co. Ltd., H-Shares (China)	105,907
41,000	BBMG Corp., H-Shares (China)	11,297
579,031	Beijing Enterprises Clean Energy Group Ltd. (China)(b)	7,312
27,999	China BlueChemical Ltd., H-Shares (China)	9,572
63,000	China Molybdenum Co. Ltd., H-Shares (China)	23,386
67,998	China National Building Material Co. Ltd., H-Shares (China)	48,574
38,000	China Resources Cement Holdings Ltd. (China)	33,495
105,999	China Shanshui Cement Group Ltd. (China)(b)	44,485
24,799	China Zhongwang Holdings Ltd. (China)	11,009
22,000	Fufeng Group Ltd. (China)	9,317

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco China All-Cap ETF (YAO) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
13,000	Greatview Aseptic Packaging Co. Ltd. (China)	$8,623
14,999	Huabao International Holdings Ltd. (Hong Kong)	6,983
20,999	Jiangxi Copper Co. Ltd., H-Shares (China)	23,143
23,999	Lee & Man Paper Manufacturing Ltd. (China)	20,541
30,000	Maanshan Iron & Steel Co. Ltd., H-Shares (China)	16,073
36,000	MMG Ltd. (China)(b)	13,501
28,999	Nine Dragons Paper Holdings Ltd. (Hong Kong)	27,670
58,000	Shougang Fushan Resources Group Ltd. (China)	11,690
53,998	Sinopec Shanghai Petrochemical Co. Ltd., H-Shares (China)	23,695
17,500	Zhaojin Mining Industry Co. Ltd., H-Shares (China)	15,448
99,992	Zijin Mining Group Co. Ltd., H-Shares (China)	37,117

		548,785

	Real Estate—6.8%
26,000	Agile Group Holdings Ltd. (China)	29,650
140,000	Carnival Group International Holdings Ltd. (Hong Kong)(b)	2,536
22,000	China Aoyuan Property Group Ltd. (China)	12,853
51,994	China Evergrande Group (China)	124,026
71,998	China Jinmao Holdings Group Ltd. (China)	30,216
28,000	China Logistics Property Holdings Co. Ltd. (China)(b)(d)	9,286
63,995	China Overseas Land & Investment Ltd. (China)	200,408
45,999	China Resources Land Ltd. (China)	156,080
32,000	China SCE Group Holdings Ltd. (China)	10,899
74,000	China South City Holdings Ltd. (China)	10,855
22,796	China Vanke Co. Ltd., H-Shares (China)	70,225
62,000	CIFI Holdings Group Co. Ltd. (China)	25,941
123,873	Country Garden Holdings Co. Ltd. (China)	132,573
30,000	Future Land Development Holdings Ltd. (China)	17,221
11,000	Greentown China Holdings Ltd. (China)	7,633
17,600	Guangzhou R&F Properties Co. Ltd., H-Shares (China)	27,614
12,000	Hopson Development Holdings Ltd. (China)	9,200
18,000	Jiayuan International Group Ltd. (China)	31,594
66,000	Joy City Property Ltd. (China)	6,988
41,000	Kaisa Group Holdings Ltd. (China)	9,989
20,815	KWG Group Holdings Ltd. (China)	15,905
22,000	Logan Property Holdings Co. Ltd. (China)	20,318
25,499	Longfor Group Holdings Ltd. (China)	61,931
31,999	Poly Property Group Co. Ltd. (China)	9,551
29,000	Powerlong Real Estate Holdings Ltd. (China)	9,914
11,837	Red Star Macalline Group Corp. Ltd., H-Shares (China)(d)	10,449
371,930	Renhe Commercial Holdings Co. Ltd. (China)(b)	12,573
10,000	Ronshine China Holdings Ltd. (China)(b)	11,264
53,999	Shenzhen Investment Ltd. (China)	15,498
18,499	Shimao Property Holdings Ltd. (China)	36,199
58,493	Shui On Land Ltd. (China)	11,789
52,493	Sino-Ocean Group Holding Ltd. (China)	20,557
32,499	SOHO China Ltd. (China)	11,027

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
40,000	Sunac China Holdings Ltd. (China)	$108,682
10,000	Times China Holdings Ltd. (China)	8,712
11,500	Yanlord Land Group Ltd. (China)	10,464
105,992	Yuexiu Property Co. Ltd. (China)	16,765
32,000	Yuzhou Properties Co. Ltd. (China)	11,429
71,000	Zall Smart Commerce Group Ltd. (China)(b)	50,718

		1,379,532

	Utilities—3.1%
8,500	Beijing Enterprises Holdings Ltd. (China)	45,973
95,986	Beijing Enterprises Water Group Ltd. (China)	48,854
34,000	Beijing Jingneng Clean Energy Co. Ltd., H-Shares (China)	6,375
178,271	CGN Power Co. Ltd., H-Shares (China)(d)	40,933
38,599	China Gas Holdings Ltd. (Hong Kong)	122,108
53,998	China Longyuan Power Group Corp., H-Shares (China)	41,053
74,999	China Power International Development Ltd. (China)	14,829
14,000	China Resources Gas Group Ltd. (China)	53,575
29,999	China Resources Power Holdings Co. Ltd. (China)	52,732
14,000	China Water Affairs Group Ltd. (Hong Kong)	12,626
50,000	CT Environmental Group Ltd. (China)	2,264
47,996	Datang International Power Generation Co. Ltd., H-Shares (China)	10,714
49,998	Guangdong Investment Ltd. (China)	89,289
36,000	Huadian Fuxin Energy Corp. Ltd., H-Shares (China)	6,475
28,000	Huadian Power International Corp. Ltd., H-Shares (China)	10,608
73,994	Huaneng Power International, Inc., H-Shares (China)	41,247
83,456	Huaneng Renewables Corp. Ltd., H-Shares (China)	21,398

		621,053

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $20,818,282)—100.0%	20,280,247

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.7%
151,462	Invesco Government & Agency Portfolio—Institutional Class, 2.08%(f)(g) (Cost $151,462)	151,462

	Total Investments in Securities (Cost $20,969,744)—100.7%	20,431,709
	Other assets less liabilities—(0.7)%	(150,008)

	Net Assets—100.0%	$20,281,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco China All-Cap ETF (YAO) (continued)

October 31, 2018

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2018.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $758,942, which represented 3.74% of the Fund’s Net Assets.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(f)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

China	96.9%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Schedule of Investments(a)

Invesco China Technology ETF (CQQQ)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Communications Equipment—2.5%
2,252,500	BYD Electronic International Co. Ltd. (China)	$2,640,569
3,948,424	China All Access Holdings Ltd. (Hong Kong)	183,838
4,923,737	Comba Telecom Systems Holdings Ltd. (Hong Kong)(b)	690,883
1,429,666	O-Net Technologies Group Ltd. (China)(b)	618,232
1,107,097	Xi’an Haitiantian Holdings Co. Ltd. (China)(b)	283,857
615,306	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., H-Shares (China)(c)	1,499,138
2,697,480	ZTE Corp. H-Shares (China)(b)	4,115,348

		10,031,865

	Consumer Finance—0.2%
39,008	Yirendai Ltd. ADR (China)(d)	606,964

	Electronic Equipment, Instruments & Components—12.9%
1,456,871	AAC Technologies Holdings, Inc. (China)	11,085,332
2,144,054	Anxin-China Holdings Ltd. (China)(b)(e)	0
1,423,052	Camsing International Holding Ltd. (Hong Kong)(b)(d)	1,118,198
6,829,399	China Aerospace International Holdings Ltd. (China)	461,717
5,061,520	China Railway Signal & Communication Corp. Ltd., H-Shares (China)(c)	3,396,127
29,918,307	China Youzan Ltd. (Hong Kong)(b)(d)	2,099,021
5,537,560	FIT Hon Teng Ltd. (Taiwan)(c)	2,288,657
196,065	Hollysys Automation Technologies Ltd. (China)	3,768,369
3,031,369	Ju Teng International Holdings Ltd. (Hong Kong)	765,634
2,360,954	Kingboard Holdings Ltd. (China)	6,324,468
2,750,305	Kingboard Laminates Holdings Ltd. (Hong Kong)	2,104,986
2,632,048	PAX Global Technology Ltd. (Hong Kong)	1,295,980
1,602,653	Sunny Optical Technology Group Co. Ltd. (China)	13,901,626
14,834,361	Tongda Group Holdings Ltd. (Hong Kong)	1,911,206
6,350,997	Truly International Holdings Ltd. (Hong Kong)(b)	923,557
1,686,342	Wasion Holdings Ltd. (China)	828,178

		52,273,056

	Entertainment—9.3%
1,719,074	Boyaa Interactive International Ltd. (China)(b)	401,294
57,217	Changyou.com Ltd., Class A ADR (China)	765,564
4,602,754	Leyou Technologies Holdings Ltd. (China)(b)	1,050,964
929,060	NetDragon Websoft Holdings Ltd. (Hong Kong)	1,642,571
162,742	NetEase, Inc. ADR (China)	33,825,925

		37,686,318

	Interactive Media & Services—41.6%
292,601	58.com, Inc., Class A ADR (China)(b)	19,191,699
197,044	Autohome, Inc., Class A ADR (China)(d)	14,262,045
179,936	Baidu, Inc. ADR (China)(b)	34,198,636
132,468	Bitauto Holdings Ltd. ADR (China)(b)(d)	2,530,139
607,911	Fang Holdings Ltd. ADR (China)(b)	1,234,059
505,517	Momo, Inc., Class A ADR (China)(b)	16,970,206
106,161	Phoenix New Media Ltd. ADR (China)(b)	341,838
224,580	SINA Corp. (China)(b)	14,218,160

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Interactive Media & Services (continued)
109,766	Sohu.com Ltd. ADR (China)(b)	$1,983,472
1,127,442	Tencent Holdings Ltd. (China)	38,399,241
2,043,973	Tian Ge Interactive Holdings Ltd. (China)(c)	1,076,818
225,372	Weibo Corp., Class A ADR (China)(b)	13,299,202
172,451	YY, Inc., Class A ADR (China)(b)	11,019,619

		168,725,134

	Internet & Direct Marketing Retail—11.1%
288,810	Alibaba Group Holding Ltd. ADR (China)(b)	41,091,887
100,805	Baozun, Inc. ADR (China)(b)(d)	4,013,047

		45,104,934

	IT Services—6.2%
279,635	21Vianet Group, Inc., Class A ADR (China)(b)	3,041,031
11,289,090	AGTech Holdings Ltd. (Hong Kong)(b)	583,218
7,633,978	Chinasoft International Ltd. (China)(b)	4,479,463
3,653,396	Digital China Holdings Ltd. (Hong Kong)(b)	1,752,273
205,462	GDS Holdings Ltd. ADR (China)(b)(d)	4,822,193
17,231,265	Green Leader Holdings Group Ltd. (Hong Kong)(b)	147,268
6,545,276	Hi Sun Technology China Ltd. (Hong Kong)(b)	759,778
2,158,514	SUNeVision Holdings Ltd. (Hong Kong)	1,161,942
3,330,081	TravelSky Technology Ltd., H-Shares (China)	8,070,967
9,525,182	Vision Values Holdings Ltd. (Hong Kong)(b)	370,587

		25,188,720

	Real Estate Management & Development—0.3%
5,239,972	Landing International Development Ltd. (Hong Kong)(b)	1,089,516

	Semiconductors & Semiconductor Equipment—6.8%
909,787	ASM Pacific Technology Ltd. (Hong Kong)	7,856,798
2,972,387	China Electronics Huada Technology Co. Ltd. (China)	261,620
33,412	Daqo New Energy Corp. ADR (China)(b)	713,346
43,267,118	GCL-Poly Energy Holdings Ltd. (China)(b)	2,566,422
1,300,972	Hua Hong Semiconductor Ltd. (China)(c)	2,263,599
96,380	JinkoSolar Holding Co. Ltd. ADR (China)(b)(d)	776,823
11,055,497	Semiconductor Manufacturing International Corp. (China)(b)(d)	9,124,304
954,307	Shanghai Fudan Microelectronics Group Co. Ltd., H-Shares (China)(b)	1,044,462
9,812,373	Xinyi Solar Holdings Ltd. (China)	3,066,601

		27,673,975

	Software—3.1%
139,002	Cheetah Mobile, Inc., Class A ADR (China)(b)	1,324,689
6,465,770	Kingdee International Software Group Co. Ltd. (China)	5,278,584
3,531,129	Kingsoft Corp. Ltd. (China)	4,999,813
313,924	Link Motion, Inc. ADR (China)(b)	168,263
534,446	National Agricultural Holdings Ltd. (China)(b)(e)	0
10,752,957	Rentian Technology Holdings Ltd. (Hong Kong)(b)	197,518
114,945	Xunlei Ltd. ADR (China)(b)	695,417

		12,664,284

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco China Technology ETF (CQQQ) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Specialty Retail—0.1%
95,516	Renren, Inc., Class A ADR (China)(d)	$136,588

	Technology Hardware, Storage & Peripherals—5.5%
1,977,868	Coolpad Group Ltd. (China)(b)(e)	0
1,952,734	Legend Holdings Corp., H-Shares (China)(c)	5,305,666
22,308,498	Lenovo Group Ltd. (China)	14,199,990
5,545,032	Meitu, Inc. (China)(b)(c)	2,892,974

		22,398,630

	Trading Companies & Distributors—0.3%
1,961,620	HC Group, Inc. (China)(b)	1,273,649

	Total Common Stocks & Other Equity Interests (Cost $535,540,191)	404,853,633

	Money Market Fund—0.1%
590,245	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(f) (Cost $590,245)	590,245

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $536,130,436)—100.0%	405,443,878

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—5.0%
20,265,911	Invesco Government & Agency Portfolio—Institutional Class, 2.08%(f)(g) (Cost $20,265,911)	20,265,911

	Total Investments in Securities (Cost $556,396,347)—105.0%	425,709,789
	Other assets less liabilities—(5.0)%	(20,168,672)

	Net Assets—100.0%	$405,541,117

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $18,722,979, which represented 4.62% of the Fund’s Net Assets.

(d)	All or a portion of this security was out on loan at October 31, 2018.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(f)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

China	92.7%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Schedule of Investments

Invesco S&P Global Water Index ETF (CGW)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.8%
	Austria—2.0%
202,665	ANDRITZ AG	$10,507,845

	Brazil—1.5%
1,107,370	Cia de Saneamento Basico do Estado de Sao Paulo ADR	8,216,686

	Canada—2.9%
1,524,983	Algonquin Power & Utilities Corp.	15,258,539

	China—4.8%
17,994,431	Beijing Enterprises Water Group Ltd.	9,158,581
9,321,866	Guangdong Investment Ltd.	16,647,463

		25,806,044

	France—9.0%
1,373,497	Suez	19,896,529
1,395,920	Veolia Environnement SA	27,868,610

		47,765,139

	Hong Kong—0.5%
2,762,200	China Water Affairs Group Ltd.	2,491,103

	Italy—0.4%
144,913	ACEA SpA	1,906,288

	Japan—3.0%
267,671	Ebara Corp.	7,826,984
301,947	Kurita Water Industries Ltd.	7,446,002
30,725	METAWATER Co. Ltd.	787,897

		16,060,883

	Netherlands—1.9%
271,702	Aalberts Industries NV	9,989,791

	Singapore—1.1%
2,952,407	Sembcorp Industries Ltd.	6,012,267

	South Korea—1.8%
152,151	Coway Co. Ltd.	9,386,350

	Sweden—4.1%
846,269	Alfa Laval AB	21,638,901

	Switzerland—4.7%
63,649	Geberit AG	24,949,598

	United Kingdom—16.6%
1,067,212	Halma PLC	18,109,001
1,349,400	Pennon Group PLC	12,865,945
455,747	Pentair PLC	18,298,242
778,229	Severn Trent PLC	18,525,332
2,209,475	United Utilities Group PLC	20,513,049

		88,311,569

	United States—45.5%
115,762	Advanced Drainage Systems, Inc.	3,217,026
104,696	Aegion Corp.(a)	2,026,915
119,030	American States Water Co.	7,287,017
584,840	American Water Works Co., Inc.	51,775,885
576,485	Aqua America, Inc.	18,753,057
42,203	AquaVenture Holdings Ltd.(a)	706,900
82,224	Badger Meter, Inc.	4,038,021
155,759	California Water Service Group	6,541,878

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United States (continued)
39,034	Connecticut Water Service, Inc.	$2,698,030
267,739	Danaher Corp.	26,613,257
87,766	Energy Recovery, Inc.(a)(b)	658,245
164,042	Evoqua Water Technologies Corp.(a)	1,574,803
52,593	Forterra, Inc.(a)	237,194
109,507	Franklin Electric Co., Inc.	4,645,287
53,845	Gorman-Rupp Co. (The)	1,857,652
198,416	IDEX Corp.	25,163,117
30,380	Lindsay Corp.	2,904,936
53,114	Middlesex Water Co.	2,390,130
446,702	Mueller Water Products, Inc., Class A	4,583,162
471,643	Olin Corp.	9,527,189
70,984	PICO Holdings, Inc.(a)	810,637
2,008,400	Reliance Worldwide Corp. Ltd.	7,131,501
190,233	Select Energy Services, Inc., Class A(a)	1,818,627
51,441	SJW Corp.	3,124,012
179,299	Tetra Tech, Inc.	11,840,906
78,527	Watts Water Technologies, Inc., Class A	5,500,816
507,279	Xylem, Inc.	33,267,357
41,848	York Water Co. (The)	1,303,147

		241,996,704

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $472,775,682)—99.8%	530,297,707

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.1%
636,549	Invesco Government & Agency Portfolio—Institutional Class, 2.08%(c)(d) (Cost $636,549)	636,549

	Total Investments in Securities (Cost $473,412,231)—99.9%	530,934,256
	Other assets less liabilities—0.1%	363,953

	Net Assets—100.0%	$531,298,209

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2018.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Statements of Assets and Liabilities

October 31, 2018

	Invesco China All-Cap ETF (YAO)	Invesco China Technology ETF (CQQQ)	Invesco S&P Global Water Index ETF (CGW)
Assets:
Unaffiliated investments in securities, at value(a)	$20,280,247	$404,853,633	$530,297,707
Affiliated investments in securities, at value	151,462	20,856,156	636,549
Foreign currencies, at value	7,187	—	46,780
Cash segregated as collateral	—	25,110	—
Receivables:
Dividends	16,855	532,418	415,221
Securities lending	431	26,514	898
Investments sold	—	—	103,847
Foreign tax reclaims	—	—	1,343,784
Shares sold	—	14,473	—

Total Assets	20,456,182	426,308,304	532,844,786

Liabilities:
Due to custodian	10,688	9,681	142,493
Due to foreign custodian	—	107,741	—
Payables:
Collateral upon return of securities loaned	151,462	20,265,911	636,549
Collateral upon receipt of securities in-kind	—	25,110
Investments purchased	8	14,473	—
Shares repurchased	—	—	103,847
Accrued unitary management fees	12,323	344,271	—
Accrued advisory fees	—	—	238,982
Accrued trustees’ and officer’s fees	—	—	9,841
Accrued expenses	—	—	414,865

Total Liabilities	174,481	20,767,187	1,546,577

Net Assets	$20,281,701	$405,541,117	$531,298,209

Net Assets Consist of:
Shares of beneficial interest	$29,538,989	$576,681,660	$493,012,775
Distributable earnings	(9,257,288)	(171,140,543)	38,285,434

Net Assets	$20,281,701	$405,541,117	$531,298,209

Shares outstanding (unlimited amount authorized, $0.01 par value)	700,000	10,000,000	16,440,000
Net asset value	$28.97	$40.55	$32.32

Market price	$28.93	$40.81	$32.27

Unaffiliated investments in securities, at cost	$20,818,282	$535,540,191	$472,775,682

Affiliated investments in securities, at cost	$151,462	$20,856,156	$636,549

Foreign currencies (due to foreign custodian), at cost	$7,187	$(107,742)	$46,930

(a) Includes securities on loan with an aggregate value of:	$152,743	$20,570,066	$648,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Statements of Operations

Period September 1, 2018 through October 31, 2018 and the year ended August 31, 2018.

	Invesco China All-Cap ETF (YAO)		Invesco China Technology ETF (CQQQ)
	Two Months Ended October 31, 2018	Year Ended August 31, 2018	Two Months Ended October 31, 2018	Year Ended August 31, 2018
Investment Income:
Unaffiliated dividend income	$87,706	$648,753	$634,382	$3,912,736
Affiliated dividend income	58	48	1,052	772
Securities lending income	910	14,710	64,397	767,847
Foreign withholding tax	(4,027)	(44,924)	(4,427)	(22,645)

Total Income	84,647	618,587	695,404	4,658,710

Expenses:
Unitary management fees	25,095	180,499	445,000	2,571,332

Total Expenses	25,095	180,499	445,000	2,571,332

Less: Waivers	(5)	(4)	(88)	(150)

Net Expenses	25,090	180,495	444,912	2,571,182

Net Investment Income	59,557	438,092	250,492	2,087,528

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(58,893)	545,967	(9,567,131)	(16,550,736)
In-kind redemptions	—	1,340,951	—	54,723,140
Foreign currencies	(208)	321	(12,867)	(7,336)

Net realized gain (loss)	(59,101)	1,887,239	(9,579,998)	38,165,068

Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,496,303)	(2,069,467)	(64,668,639)	(102,225,582)
Foreign currencies	15	(38)	(79)	1,088

Net change in unrealized appreciation (depreciation)	(2,496,288)	(2,069,505)	(64,668,718)	(102,224,494)

Net realized and unrealized gain (loss)	(2,555,389)	(182,266)	(74,248,716)	(64,059,426)

Net increase (decrease) in net assets resulting from operations	$(2,495,832)	$255,826	$(73,998,224)	$(61,971,898)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Statements of Operations (continued)

Period September 1, 2018 through October 31, 2018 and the year ended August 31, 2018.

	Invesco S&P Global Water Index ETF (CGW)
	Two Months Ended October 31, 2018	Year Ended August 31, 2018
Investment Income:
Unaffiliated dividend income	$1,276,912	$15,150,679
Affiliated dividend income	1,647	2,210
Securities lending income	6,008	37,378
Foreign withholding tax	(58,833)	(917,915)

Total Income	1,225,734	14,272,352

Expenses:
Advisory fees	479,163	3,066,586
Professional fees	23,654	62,542
Accounting & administration fees	18,741	130,093
Sub-licensing fees	42,167	269,861
Printing fees	8,563	85,496
Custodian & transfer agent fees	2,778	131,298
Listing fee and expenses	837	5,110
Trustees’ and officer’s fees	1,430	26,198
Intraday valuation fees	339	2,570
Insurance	785	4,104
Other expenses	1,420	1,911

Total Expenses	579,877	3,785,769

Less: Waivers	(157)	(2,586)

Net Expenses	579,720	3,783,183

Net Investment Income	646,014	10,489,169

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(5,169,665)	1,469,612
In-kind redemptions	11,269,625	69,513,361
Foreign currencies	(12,929)	(74,692)

Net realized gain	6,087,031	70,908,281

Change in net unrealized appreciation (depreciation) on:
Investment securities	(56,170,858)	(37,428,408)
Foreign currencies	(39,397)	(11,753)

Net change in unrealized appreciation (depreciation)	(56,210,255)	(37,440,161)

Net realized and unrealized gain (loss)	(50,123,224)	33,468,120

Net increase (decrease) in net assets resulting from operations	$(49,477,210)	$43,957,289

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Statements of Changes in Net Assets

Period September 1, 2018 through October 31, 2018 and the years ended August 31, 2018 and 2017.

	Invesco China All-Cap ETF (YAO)
	Two Months Ended October 31, 2018	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations:
Net investment income	$59,557	$438,092	$400,762
Net realized gain (loss)	(59,101)	1,887,239	620,333
Net change in unrealized appreciation (depreciation)	(2,496,288)	(2,069,505)	4,766,854

Net increase (decrease) in net assets resulting from operations	(2,495,832)	255,826	5,787,949

Distributions to Shareholders from:
Distributable earnings	—	(500,080)	(433,200)

Shareholder Transactions:
Proceeds from shares sold	—	—	2,958,308
Value of shares repurchased	—	(3,488,455)	(5,376,934)
Transaction fees	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	—	(3,488,455)	(2,418,626)

Increase (Decrease) in Net Assets	(2,495,832)	(3,732,709)	2,936,123

Net Assets:
Beginning of period	22,777,533	26,510,242	23,574,119

End of period	$20,281,701	$22,777,533	$26,510,242

Changes in Shares Outstanding:
Shares sold	—	—	100,000
Shares repurchased	—	(100,000)	(200,000)
Shares outstanding, beginning of period	700,000	800,000	900,000

Shares outstanding, end of period	700,000	700,000	800,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco China Technology ETF (CQQQ)			Invesco S&P Global Water Index ETF (CGW)
Two Months Ended October 31, 2018	Year Ended August 31, 2018	Year Ended August 31, 2017	Two Months Ended October 31, 2018	Year Ended August 31, 2018	Year Ended August 31, 2017

$250,492	$2,087,528	$932,753	$646,014	$10,489,169	$9,845,065
(9,579,998)	38,165,068	(471,513)	6,087,031	70,908,281	(7,735,767)
(64,668,718)	(102,224,494)	35,523,479	(56,210,255)	(37,440,161)	58,531,503

(73,998,224)	(61,971,898)	35,984,719	(49,477,210)	43,957,289	60,640,801

—	(5,489,280)	(773,890)	—	(10,492,264)	(7,164,324)

94,850,663	398,909,634	137,778,697	16,098,469	98,720,757	126,926,729
—	(155,778,516)	(9,123,754)	(29,428,527)	(148,333,764)	(2,394,469)
—	—	—	565	—	—

94,850,663	243,131,118	128,654,943	(13,329,493)	(49,613,007)	124,532,260

20,852,439	175,669,940	163,865,772	(62,806,703)	(16,147,982)	178,008,737

384,688,678	209,018,738	45,152,966	594,104,912	610,252,894	432,244,157

$405,541,117	$384,688,678	$209,018,738	$531,298,209	$594,104,912	$610,252,894

2,200,000	6,650,000	2,900,000	480,000	2,800,000	4,080,000
—	(2,650,000)	(250,000)	(880,000)	(4,240,000)	(80,000)
7,800,000	3,800,000	1,150,000	16,840,000	18,280,000	14,280,000

10,000,000	7,800,000	3,800,000	16,440,000	16,840,000	18,280,000

25

Financial Highlights

Invesco China All-Cap ETF (YAO)

	Two Months Ended October 31, 2018		Year Ended August 31,
			2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$32.54		$33.14	$26.19	$24.42	$28.56	$24.63
Net investment income(a)	0.09		0.60	0.50	0.52	0.53	0.62
Net realized and unrealized gain (loss) on investments	(3.66)		(0.49)	6.99	2.12	(4.02)	3.80
Total from investment operations	(3.57)		0.11	7.49	2.64	(3.49)	4.42
Distributions to shareholders from:
Net investment income	—		(0.71)	(0.54)	(0.87)	(0.65)	(0.49)
Net asset value at end of period	$28.97		$32.54	$33.14	$26.19	$24.42	$28.56
Market value at end of period	$28.93	(b)	$32.42 (b)	$33.23	$26.23	$24.13	$28.52
Net Asset Value Total Return(c)	(10.97)%		0.19%	29.33%	10.99%	(12.51)%	18.05%
Market Price Total Return(c)	(10.77)%		(0.44)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$20,282		$22,778	$26,510	$23,574	$29,308	$54,262
Ratio to average net assets of:
Expenses	0.70	%(d)	0.70%	0.70%	0.70%	0.70%	0.71%
Net investment income	1.66	%(d)	1.70%	1.81%	2.17%	1.84%	2.35%
Portfolio turnover rate(e)	2%		10%	10%	26%	17%	12%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco China Technology ETF (CQQQ)

	Two Months Ended October 31, 2018		Year Ended August 31,
			2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$49.32		$55.00	$39.26	$29.55	$38.09	$29.55
Net investment income(a)	0.03		0.31	0.52	0.32	0.46	0.43
Net realized and unrealized gain (loss) on investments	(8.80)		(5.13)	15.82	10.03	(8.65)	8.39
Total from investment operations	(8.77)		(4.82)	16.34	10.35	(8.19)	8.82
Distributions to shareholders from:
Net investment income	—		(0.86)	(0.60)	(0.64)	(0.35)	(0.28)
Net asset value at end of period	$40.55		$49.32	$55.00	$39.26	$29.55	$38.09
Market value at end of period	$40.81	(b)	$49.36 (b)	$55.21	$39.08	$29.31	$37.88
Net Asset Value Total Return(c)	(17.78)%		(9.05)%	42.43%	35.19%	(21.62)%	29.89%
Market Price Total Return(c)	(17.32)%		(9.33)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$405,541		$384,689	$209,019	$45,153	$45,804	$78,077
Ratio to average net assets of:
Expenses	0.70	%(d)	0.65%	0.70%	0.70%	0.70%	0.71%
Net investment income	0.39	%(d)	0.52%	1.20%	0.94%	1.20%	1.22%
Portfolio turnover rate(e)	4%		21%	10%	48%	32%	39%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco S&P Global Water Index ETF (CGW)

	Two Months Ended October 31, 2018		Year Ended August 31,
			2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$35.28		$33.38	$30.27	$26.67	$29.02	$23.90
Net investment income(a)	0.04		0.59	0.61	0.54	0.48	0.51
Net realized and unrealized gain (loss) on investments	(3.00)		1.92	2.97	3.51	(2.33)	5.03
Total from investment operations	(2.96)		2.51	3.58	4.05	(1.85)	5.54
Distributions to shareholders from:
Net investment income	—		(0.61)	(0.47)	(0.45)	(0.50)	(0.42)
Transaction fees(a)	0.00	(b)	—	—	—	—	—
Net asset value at end of period	$32.32		$35.28	$33.38	$30.27	$26.67	$29.02
Market value at end of period	$32.27	(c)	$35.23 (c)	$33.46	$30.32	$26.64	$29.08
Net Asset Value Total Return(d)	(8.39)%		7.51%	12.09%	15.40%	(6.47)%	23.27%
Market Price Total Return(d)	(8.40)%		7.09%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$531,298		$594,105	$610,253	$432,244	$346,709	$367,914
Ratio to average net assets of:
Net expenses	0.60	%(e)	0.62%	0.63%	0.64%	0.64%	0.65%
Net investment income	0.67	%(e)	1.71%	1.98%	1.93%	1.69%	1.83%
Portfolio turnover rate(f)	5%		13%	8%	6%	9%	7%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust II, was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco China All-Cap ETF (YAO)	“China All-Cap ETF”
Invesco China Technology ETF (CQQQ)	“China Technology ETF”
Invesco S&P Global Water Index ETF (CGW)	“S&P Global Water Index ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange
China All-Cap ETF	NYSE Arca, Inc.
China Technology ETF	NYSE Arca, Inc.
S&P Global Water Index ETF	NYSE Arca, Inc.

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Each Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of a corresponding fund of the Claymore Exchange-Traded Fund Trust 2 (each a “Predecessor Fund”) after the close of business on April 6, 2018 for China All-Cap ETF and S&P Global Water Index ETF, or May 18, 2018 for China Technology ETF (each a “Reorganization”). Each Fund adopted the performance and financial information of its corresponding Predecessor Fund. Information presented prior to the close of business on April 6, 2018 or May 18, 2018, as applicable, is that of its Predecessor Fund.

Effective October 31, 2018, the fiscal year-end changed for China All-Cap ETF, China Technology ETF and S&P Global Water Index ETF from August 31 to October 31.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of its respective Underlying Index.

Fund	Underlying Index
China All-Cap ETF	AlphaShares China All Cap Index
China Technology ETF	AlphaShares China Technology Index
S&P Global Water Index ETF	S&P Global Water Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

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A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of

29

valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s net asset value (“NAV”) and to face trading halts and/or delisting. This risk may be heightened for the Funds because the Funds invest in non-U.S. securities, which may have lower trading volumes.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry or Geographic Concentration Risk. Each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector, or, in a specific country or geographic region. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry, sector, country or region, the corresponding Fund will also concentrate its investments to approximately the same extent. By so concentrating its investments in an industry, sector, country or region, a Fund faces more risks than if it were diversified broadly over numerous industries, sectors, countries or geographic regions. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Also, a natural or other disaster could occur in a country or geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact a Fund’s investments in the affected country or region.

Non-Diversified Fund Risk. The Funds are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Micro-Capitalization Company Risk. For China All-Cap ETF and China Technology ETF, investing in the securities of micro-capitalization companies involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

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Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Small- and Mid-Capitalization Company Risk. For each Fund, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity then developed markets. Because these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression due to adverse publicity, investor perceptions or the transactions of a few large investors. Traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain small markets, making it more difficult to value their securities.

Depositary Receipt Risk. Each Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in each Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of each Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when U.S. markets are not open for trading. Investments in the underlying foreign securities

Currency Risk. The Funds may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because a Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

31

Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

S&P Global Water Index ETF is responsible for all of its expenses, including the investment advisory fees, cost of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

Each of China All-Cap ETF and China Technology ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

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I. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

J. Securities Lending

During the period ended October 31, 2018, each Fund participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K. Distributions from Distributable Earnings

In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Fund has presented the total, rather than the components of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.

For the years ended August 31, 2018 and August 31, 2017, distributions from distributable earnings consisted of distributions from net investment income.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund listed below, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, the following Fund accrues daily and pays monthly to the Adviser an annual fee equal to a percentage of its average daily net assets as follows:

Management Fees (as a % of Net Assets)
S&P Global Water Index ETF	0.50%

Pursuant to another Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution

33

fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of Net Assets)
China All-Cap ETF	0.70%
China Technology ETF	0.70%

Prior to the Reorganization, the Predecessor Funds were managed by Guggenheim Funds Investment Advisors LLC (“GFIA”) and each Predecessor Fund paid GFIA an investment advisory fee calculated at the same annualized rates as disclosed above for each respective Fund.

During the period April 6, 2018 through the Reorganization, pursuant to an Interim Investment Advisory Agreement, GFIA did not receive any advisory fee from China Technology ETF.

Effective as of the Reorganization, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of S&P Global Water Index ETF (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) from exceeding the percentage of the Fund’s average daily net assets per year (the “Expense Cap”) shown in the table below through at least April 6, 2020 for S&P Global Water Index ETF. The Adviser also has agreed to waive a portion of its unitary management fee to prevent the expenses of the China All-Cap ETF and China Technology ETF (excluding interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes, and litigation expenses and other extraordinary expenses) from exceeding such Fund’s unitary management fee through at least April 6, 2020 for China All-Cap ETF, and May 18, 2020 for China Technology ETF. Neither the Adviser nor the Funds can discontinue the agreement prior to its expiration.

Prior to the Reorganization, GFIA limited expenses for the Predecessor Funds (except for S&P Global Water Index ETF) shown above in the table to the same expense caps, and for the S&P Global Water Index ETF’s Predecessor Fund to 0.65%.

Further, the Adviser agrees to reimburse S&P Global Water Index ETF in the amount equal to the licensing fees that the Fund pays that cause the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed the following percentages:

Fund	Limit	Contract End Date
S&P Global Water Index ETF	0.63%	4/6/20

Additionally, through August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the period ended October 31, 2018, the Adviser waived fees for each Fund in the following amounts:

China All-Cap ETF	$5	*
China Technology ETF	88	*
S&P Global Water Index ETF	157	*

*	For the period September 1, 2018 to October 31, 2018

For the period September 1, 2017 to April 6, 2018 (or as otherwise indicated), GFIA waived fees and/or paid Fund expenses for each of the Predecessor Funds and for the period after the close of business on April 6, 2018 (or as otherwise indicated) to August 31, 2018 the Adviser waived Fund fees the following amounts:

	Period after the close of business April 6, 2018 to August 31, 2018		Period September 1, 2017 to April 6, 2018
China All-Cap ETF	$4		$—
China Technology ETF	150	*	—	**
S&P Global Water Index ETF	224		2,362

*	For the period after the close of business May 18, 2018 to August 31, 2018
**	For the period September 1, 2017 to May 18, 2018

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The fees waived and/or expenses borne by the Adviser for S&P Global Water Index ETF are subject to recapture by the Adviser up to three years from the date the fees were waived or the expense were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. Amounts waived by GFIA prior to the Reorganization are not subject to recapture.

For the period ended October 31, 2018, there were no amounts available for potential recapture by the Adviser under the Expense Agreement for S&P Global Water Index ETF.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser. Prior to the Reorganization, the Board of Trustees for each Predecessor Fund adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act. No 12b-1 fees were paid by the Predecessor Funds under this plan.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
China All-Cap ETF	AlphaShares
China Technology ETF	AlphaShares
S&P Global Water Index ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. Prior to the Reorganization, each Underlying Index name trademark had been licensed to GFIA for use by the corresponding Predecessor Fund. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund. Prior to the Reorganization, GFIA engaged external service providers to perform these services for the Predecessor Funds.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended October 31, 2018, there were no material transfers in and out of Level 3.

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	Level 1	Level 2	Level 3	Total
China All-Cap ETF
Investments in Securities
Common Stocks & Other Equity Interests	$20,224,354	$55,893	$0	$20,280,247
Money Market Funds	151,462	—	—	151,462

Total Investments	$20,375,816	$55,893	$0	$20,431,709

China Technology ETF
Investments in Securities
Common Stocks & Other Equity Interests	$404,853,633	$—	$0	$404,853,633
Money Market Funds	20,856,156	—	—	20,856,156

Total Investments	$425,709,789	$—	$0	$425,709,789

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholder Paid during the Period September 1, 2018 to October 31, 2018, Fiscal Year ended August 31, 2018 and Fiscal Year ended August 31, 2017:

	October 31, 2018	August 31, 2018	August 31, 2017
	Ordinary Income	Ordinary Income	Ordinary Income
China All-Cap ETF	$—	$500,080	$433,200
China Technology ETF	—	5,489,280	773,890
S&P Global Water Index ETF	—	10,492,264	7,164,324

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
China All-Cap ETF	$403,224	$(722,892)	$2	$(8,937,622)	$29,538,989	$20,281,701
China Technology ETF	—	(149,317,853)	(97)	(21,822,593)	576,681,660	405,541,117
S&P Global Water Index ETF	9,386,628	51,292,720	(41,138)	(22,352,776)	493,012,775	531,298,209

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds had capital loss carryforwards as of October 31, 2018, which expire as follows:

		Post-effective/ no expiration
	2019	Short-Term	Long-Term	Total*
China All-Cap ETF	$—	$1,237,897	$7,699,725	$8,937,622
China Technology ETF	—	10,736,447	11,086,146	21,822,593
S&P Global Water Index ETF	—	2,164,644	20,188,132	22,352,776

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

36

Note 6. Investment Transactions

For the period ended October 31, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
China All-Cap ETF	$603,575	$495,425
China Technology ETF	17,065,242	17,522,545
S&P Global Water Index ETF	29,469,563	27,236,835

For the period ended October 31, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
China All-Cap ETF	$—	$—
China Technology ETF	94,838,306	—
S&P Global Water Index ETF	14,960,971	27,847,768

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
China All-Cap ETF	$3,798,670	$(4,521,562)	$(722,892)	$21,154,601
China Technology ETF	6,633,695	(155,951,548)	(149,317,853)	575,027,642
S&P Global Water Index ETF	86,554,197	(35,261,477)	51,292,720	479,641,536

Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net asset of each Fund. For the period ended October 31, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
China All-Cap ETF	$(208)	$853,257	$(853,049)
China Technology ETF	608,805	200,964	(809,769)
S&P Global Water Index ETF	(12,929)	5,563,415	(5,550,486)

Note 8. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Independent Trustee and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for each Fund except S&P Global Water Index ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 9. Capital

Shares are created and redeemed by the Funds only in Creation Units of 50,000 Shares for China Technology ETF, 80,000 Shares for S&P Global Water Index ETF and 100,000 Shares for China All-Cap ETF. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds,

37

cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 10. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 11. Subsequent Event

At a meeting held on December 13, 2018, the Board of Trustees of the Trust approved the termination and winding down of China All-Cap ETF, with the liquidation payment to shareholders expected to take place on or about February 27, 2019. Investors, who have elected not to sell their shares before market close on February 20, 2019 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about February 27, 2019.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco China All-Cap ETF, Invesco China Technology ETF and Invesco S&P Global Water Index ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco China All-Cap ETF, Invesco China Technology ETF, and Invesco S&P Global Water Index ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 1, 2018 through October 31, 2018 and for year ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the period September 1, 2018 through October 31, 2018 and for the year ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco China All-Cap ETF (Predecessor Fund Guggenheim China All-Cap ETF), Invesco China Technology ETF (Predecessor Fund Guggenheim China Technology ETF) and Invesco S&P Global Water Index ETF (Predecessor Fund Guggenheim S&P Global Water Index ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 30, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Subsequent Event

As discussed in Note 11 to the financial statements, the Board of Trustees approved a plan of liquidation for the Invesco China All-Cap ETF on December 13, 2018.

PricewaterhouseCoopers LLP

Chicago, Illinois

December 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II (excluding Invesco S&P Global Water Index ETF), you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. As a shareholder of Invesco S&P Global Water Index ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco China All-Cap ETF (YAO)
Actual	$1,000.00	$802.90	0.70%	$3.18
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70	3.57
Invesco China Technology ETF (CQQQ)
Actual	1,000.00	701.19	0.65	2.79
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.65	3.31
Invesco S&P Global Water Index ETF (CGW)
Actual	1,000.00	948.37	0.62	3.04
Hypothetical (5% return before expenses)	1,000.00	1,022.08	0.62	3.16

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

40

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

	Qualified Dividend Income*	Dividends-Received Deduction*
Invesco China All-Cap ETF	0%	0%
Invesco China Technology ETF	0%	0%
Invesco S&P Global Water Index ETF	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Invesco China All-Cap ETF	$70,977	$4,027
Invesco China Technology ETF	—	—
Invesco S&P Global Water Index ETF	1,278,223	58,833

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	None

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

42

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	234	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

43

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008 – Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008 – Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012 – Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014 – Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

44

Trustees and Officers (Continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

45

Trustees and Officers (Continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

46

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q (or any successor Form). The Form N-Qs (or any successor Form) will be available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST2-AR-3	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2018.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2018	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2017

Audit Fees	$ 564,150	$ 1,352,977
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 218,790	$ 609,290
All Other Fees	$ 0	$ 0
Total Fees	$ 782,940	$ 1,962,267

(1)         Tax fees for the fiscal year ended October 31, 2018 include fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations.    Tax fees for the fiscal year ended October 31, 2017 included fees billed for reviewing tax returns, 2017 excise tax returns and excise tax distribution calculations, 2016 State Source Income Analysis and filing tax dissolution forms for the Registrant’s four upcoming liquidations.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 662,000	$ 662,000
Tax Fees	$ 0	$ 0
All Other Fees(2)	$ 0	$ 689,000
Total Fees	$ 662,000	$ 1,351,000

(1)    Audit-Related Fees for the fiscal year end 2018 include fees billed related to reviewing controls at a service organization. Audit-Related Fees for the fiscal year end 2017 include fees billed related to reviewing controls at a service organization

(2)    All Other Fees for the fiscal year end 2017 include fees billed related to the assessments of the company’s current state of analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions

(e)(1)    Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to

Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:      June 26, 2009

Amended:    June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates additional aggregate fees of $2,977,000 for the fiscal year ended October 31, 2018 and $3,068,000 for the fiscal year ended October 31, 2017 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $3,858,000 for the fiscal year ended 2018, and $5,028,000 for the fiscal year ended 2017.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $25 million and non-audit services of approximately $18 million for the fiscal year ended 2018. The Audit Committee considered this information in evaluating PwC’s independence.

PwC informed the Audit Committee of the Board (the “Audit Committee”) that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Registrant is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Registrant as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”). PwC informed the Audit Committee it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On May 2, 2018, the SEC proposed amendments to the Loan Rule that, if adopted as proposed, would address many of the issues that led to the issuance of the no-action letter.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Registrant within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications , PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Registrant’s registered public accounting firm. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Registrant intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Registant may need to take other action in order for the Registrant’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Registrant to issue new shares or have other material adverse effects on the Registrant. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC    without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Fund Trust II

By:	/s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date:	12/27/2018

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date:	12/27/2018

By:	/s/ Kelli Gallegos

Name:	Kelli Gallegos
Title:	Treasurer

Date:	12/27/2018